                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  February 11, 1999


                               SAKS INCORPORATED
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




     Tennessee                     1-13113                        62-0331040
  ----------------               ------------                -------------------
  (State or Other                (Commission                   (IRS Employer
   Jurisdiction of               File Number)                Identification No.)
   Incorporation)


                750 Lakeshore Parkway, Birmingham, Alabama 35211
         --------------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)


                                 (205) 940-4000
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)
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Item 5.    Other Events.
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     On February 11, 1999, Saks Incorporated offered for sale $200 million of its 7-3/8% Notes due 2019 pursuant to a Prospectus dated February 5, 1999 and an accompanying Prospectus Supplement dated February 11, 1999. A copy of the Prospectus, together with the accompanying Prospectus Supplement, is filed as an exhibit to this Form 8-K.


Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits.
------     -------------------------------------------------------------------

     (c)    Exhibits.

            The following exhibits are filed herewith:


  Exhibit No.                           Description
-------------    ---------------------------------------------------------------

   99.1 Prospectus dated February 5, 1999 and accompanying Prospectus Supplement dated February 11, 1999, pursuant to which Saks Incorporated offered for sale $200 million of its 7-3/8% Notes due 2019.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SAKS INCORPORATED


                                           /s/ Charles J. Hansen
                                          ------------------------------
                                          Charles J. Hansen
                                          Senior Vice President and
                                            Associate General Counsel



Date:  February 12, 1999

                                      -3-
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                               INDEX TO EXHIBITS
                               -----------------


  Exhibit No.                           Description
-------------    ---------------------------------------------------------------

   99.1 Prospectus dated February 5, 1999 and accompanying Prospectus Supplement dated February 11, 1999, pursuant to which Saks Incorporated offered for sale $200 million of its 7-3/8% Notes due 2019.

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